Exhibit 10.4

INVESTMENT AGREEMENT

This INVESTMENT AGREEMENT (this “Agreement”), dated as of this ___ day of August, 2017, is entered into by and among Applied Minerals, Inc., a Delaware corporation (the “Issuer”), and (the “Investor”).  Each of the Issuer, on the one hand, and the Investor, on the other hand, may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, on the terms and conditions set forth herein, the Issuer has agreed to issue to the Investor the number of shares (each a “Share” and collectively, “Shares”) of common stock, par value $0.001 per share (“Common Stock”), of the Issuer set forth on the signature page hereof and the number of warrants, substantially in the form attached hereto as Exhibit A (each a “Warrant,” and collectively, the “Warrants”) set forth on the signature page hereof, subject to the terms and conditions set forth in the Warrants;

WHEREAS, in connection with the Transactions, the Issuer and the Investor have entered into, simultaneously herewith, a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement,”), providing the Investor registration rights with respect to the Shares and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), subject to the terms and conditions set forth in the Registration Rights Agreement;

WHEREAS, the Investor wish to acquire the Shares and the Warrants from the Issuer, and the Issuer wishes to issue the Shares and the Warrants to the Investor, pursuant to the terms and conditions set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

   ARTICLE I

DEFINITIONS

Section 1.1 Definitions Generally.

Defined terms in this Agreement and in the appendices, exhibits and disclosure schedules to this Agreement, which may be identified by the capitalization of the first letter of each principal word thereof, have the meanings assigned to such terms in Appendix A. Other terms may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have such meaning throughout this Agreement and the appendices, exhibits and disclosure schedules hereto.

ARTICLE II

PURCHASE AND SALE

Section 2.1

Purchase and Sale of the Shares and Warrants.  Upon the terms and subject to the conditions of this Agreement, and on the basis of the representations, warranties and covenants contained in this Agreement, the Is _______ Shares and ________ Warrants from the Issuer, for the purchase price of $ ______ (the “Purchase Price”). The total price for one Share and one Warrant is $.04. Each warrant is a three-year warrant that can be exercised for .25 of a share of Common Stock. One share of Common Stock can be acquired through the exercise of four Warrants and a total of $.04

Section 2.2 Closing

The closing of the sale and purchase of the Shares and Warrants (the “Closing”) will take place by the exchange of documents via electronic delivery, on the date hereof, or at such other date, time or place as the Issuer and the Investor mutually may agree in writing.  The date on which the Closing occurs shall be referred to as the “Closing Date.”

Section 2.3 Closing Deliverables.

(a) On or before the Closing Date, the Investor shall deliver to the Issuer (i) an amount equal to the Purchase Price in immediately available funds and (ii) an executed counterpart to this Agreement and to each Ancillary Document to which the Investor are a party.

(b) On or before the Closing Date, the Issuer shall deliver to the Investor (i) certificates representing the Shares (ii) the Warrants, (iii) an executed counterpart to this Agreement and each Ancillary Document to which the Issuer is a party and (iv) a written opinion of counsel, addressed to Investor, stating that in the opinion of such counsel that (A) the issuance of the Shares and the Warrants does not involve a transaction requiring registration or qualification under the Securities Act, (B) each of the Shares has been duly authorized and is validly issued, fully paid and non-assessable and (C) each of the Warrants is a valid and legally binding obligation of the Issuer, enforceable in accordance with its terms except (1) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (2) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (3) the Warrant Shares have been duly authorized and, when issued upon exercise of a Warrant in accordance with such Warrant’s terms, will be validly issued, fully paid and non-assessable.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE ISSUER

The Issuer hereby represents and warrants to Investor as follows:

Section 3.1 Organization and Qualification.

The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Issuer has full corporate power and authority to own, lease and operate its properties and to carry on its business.  The Issuer is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties or the nature of its business makes such qualification or licensing necessary, except where the failure to be so qualified or in good standing as a foreign corporation in any such jurisdiction (other than Utah), as the case may be, would not be deemed material.

Section 3.2 Authority.

The Issuer has full corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Ancillary Documents and to consummate the Transactions.  This Agreement and the Ancillary Documents have been duly executed and delivered by the Issuer and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Issuer and enforceable upon and against the Issuer in accordance with its terms except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

Section 3.3 No Conflict; Required Filings and Consents.

The execution, delivery and performance by the Issuer of this Agreement and the Ancillary Documents and the consummation by the Issuer of the Transactions do not and will not (a) violate any provision of the Certificate of Incorporation or By-Laws of the Issuer; (b) violate any federal, state or local law, order, decree, statute, regulation or injunction (collectively, “Law”) applicable to the Issuer; (c) except as otherwise set forth in this Agreement, conflict with, result in a breach or default under, require any consent of or notice to or give to any third party any right of modification, acceleration or cancellation, or result in the creation of any lien, charge, mortgage, limitation, encumbrance, adverse claim, security interest or restriction or condition of any kind whatsoever (collectively, “Encumbrances”) upon any property or right of the Issuer pursuant to any contract, agreement, license, permit or other instrument to which the Issuer is a party or by which the Issuer or any of its rights, assets or properties may be bound, affected or benefited; or (d) require any consent or approval of, registration or filing with or notice to any federal, state or local governmental authority or any agency or instrumentality thereof (a “Governmental Authority”), except for any filings required to be made under applicable federal and state securities laws.

Section 3.4 Shares.

The Issuer has the right, authority and power to issue, sell, assign and transfer the Shares to the Investor.  The Shares, when issued and delivered by the Issuer pursuant to this Agreement against payment of the consideration set forth herein, shall be validly issued, fully paid and non-assessable, free and clear of any Encumbrances.

Section 3.5 Warrant and Warrant Shares.

(a) Each Warrant shall, upon issuance pursuant to the terms hereof and the terms of such Warrant and upon payment therefor, be valid and legally binding obligations of the Issuer, enforceable in accordance with such Warrant’s the terms upon and against the Issuer in accordance with its terms except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

(b) On and after the Closing Date, the Issuer shall have available for issuance the number of shares of Common Stock initially issuable upon exercise of a Warrant without giving effect to any anti-dilution provisions contained in such Warrant.  The Warrant Shares have been duly authorized, and when issued upon exercise of a Warrant in accordance with the terms of such Warrant, all Warrant Shares shall be validly issued, fully paid and non-assessable, free and clear of any Encumbrances (other than those imposed by federal or state securities Laws).  The issuance of the Warrant Shares pursuant to this Agreement and the Warrants is not subject to any preemptive or similar rights of any securityholder of the Issuer.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

Investor hereby represents and warrants to the Issuer as follows:

Section 4.1 Organization

Investor, if an entity, is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation.

Section 4.2 Authority.

The Investor has full power and authority to execute, deliver and perform its obligations under this Agreement.  This Agreement has been duly executed and delivered by the Investor and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Investor and be enforceable upon and against the Investor in accordance with its terms except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

Section 4.3 Required Filings and Consents.

The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the Transactions do not and will not require any consent or approval of, registration or filing with, or notice to any Governmental Authority.

Section 4.4 Brokers

No Person acting on behalf of the Investor is, or will be, entitled to any broker’s, finder’s, investment banking or similar fees in connection with this Agreement or any of the Transactions for which the Issuer or any of its Affiliates could be liable.

Section 4.5 Accredited Investor: Acquisition for Own Account.

(a) The Investor is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act. The Investor has had the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information from the Issuer.

(b) The Shares and the Warrants are being acquired for the Investor’s own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would violate state or federal securities Laws, without prejudice, however, to the rights of the Investor at all times to sell or otherwise dispose of all or any part of such securities in a transaction that does not violate the Securities Act, under an effective registration statement under the Securities Act or under an exemption from such registration available under the Securities Act, in either case in compliance with other applicable state or federal securities Laws.

ARTICLE V

COVENANTS

Section 5.1 Further Assurances.

Each Party shall from time to time do such further acts and execute and deliver such further documents regarding its obligations hereunder as may be required to accomplish the purposes of this Agreement.

ARTICLE VI

INDEMNIFICATION

Section 6.1 Survival of Representations and Warranties.

The representations and warranties of the Issuer and Investor contained in this Agreement and any schedule, certificate or other document delivered pursuant hereto or in connection with the Transactions shall survive the Closing.

Section 6.2 Indemnification.

Subject to the provisions of this Article VI, each Party (in such capacity, the “Indemnifying Party”) will indemnify and hold the other Party and its Affiliates and its and its Affiliates’ shareholders, members, partners, directors, officers, employees, agents, representatives, successors and assigns (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) (collectively, in such capacity, the “Indemnified Parties”) harmless from any and all claims, awards, losses, damages, interest, liabilities, obligations, payments, deficiencies, judgments, contingencies, penalties, diminution of value and costs and expenses (including court costs and reasonable attorneys’ fees and out-of-pocket expenses incurred in connection with investigating, preparing or defending the foregoing) (collectively, “Losses”) that any such Indemnified Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Indemnifying Party in this Agreement or in any Ancillary Document or (b) any action instituted against any Indemnified Party by any third-party, with respect to any Transaction (unless such action is based predominately upon a material breach of any Indemnified Party’s representations, warranties or covenants set forth in this Agreement or in the Ancillary Documents or any material violations by any Indemnified Party of state or federal securities laws or any Indemnified Party’s conduct that constitutes fraud, gross negligence, willful misconduct or malfeasance).

Section 6.3 Procedures.

If any action shall be brought against any Indemnified Party in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to such Indemnified Party. Such Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that (a) the employment thereof has been specifically authorized by the Indemnifying Party in writing, (b) the Indemnifying Party has failed after a reasonable period of time to assume such defense and to employ counsel, (c) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of such Indemnified Party or (d) if such action involves a Person seeking to impose any equitable remedies or any obligation on such Indemnified Party, other than the payment of money damages for which such Indemnified Party will be indemnified under this Article VI, in which case the Indemnifying Party shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Indemnifying Party will not be liable to any Indemnified Party under this Agreement (a) for any settlement by an Indemnified Party effected without the Indemnifying Party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed or (b) to the extent, but only to the extent, that any Loss is attributable to any Indemnified Party’s breach of any of the representations, warranties, covenants or agreements made by such Indemnified Party in this Agreement or in any Ancillary Document.  If the Indemnifying Party assumes the defense of any action against any Indemnified Party, the Indemnifying Party shall not, without such Indemnified Party’s prior written consent, enter into any settlement or compromise or consent to the entry of any judgment with respect to such action if such settlement, compromise or judgment (a) involves a finding or admission of wrongdoing, (b) does not include an unconditional written release by the claimant or plaintiff of such Indemnified Party from all liability with respect to such action or (c) imposes equitable remedies or any obligation on such Indemnified Party, other than the payment of money damages for which such Indemnified Party will be indemnified under this Article VI.

Section 6.4 Payment.

The Indemnifying Party shall be obligated to indemnify any Indemnified Party pursuant to this Article VI only if and with respect to claims for indemnification as to which such Indemnified Party has given written notice to the Indemnifying Party within the applicable statute of limitations of the claim underlying such claim for indemnification.  Any notice written delivered pursuant to this Section 6.4 shall set forth with specificity the basis for any such claim for indemnification.  The Indemnifying Party shall pay any amounts due under this Article VI promptly upon demand by the Indemnified Party as and when incurred, by wire transfer of immediately available funds to an account designated in writing by the Indemnified Party.

ARTICLE VII

GENERAL PROVISIONS

Section 7.1 Fees and Expenses.

Except as otherwise provided herein, all fees and expenses incurred in connection with or related to this Agreement and the Transactions shall be paid by the Party incurring such fees or expenses, whether or not the Transactions are consummated.

Section 7.2 Amendment; Modification; Waiver.

A provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Parties, or in the case of a waiver, by the Party against whom such waiver is intended to be effective, which writing shall specifically reference this Agreement, specify the provision(s) hereof that it is intended to amend or waive and further specify that it is intended to amend or waive such provision(s). No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

Section 7.3 Notices.

All notices and other communications hereunder shall be in writing and shall be deemed duly given if (a) served by personal delivery upon the Party for whom it is intended, (b) delivered by registered or certified mail, return receipt requested, (c) delivered by overnight air courier or (d) sent by facsimile transmission or email, with prompt confirmation by telephone of such transmission or email, in each case, to the address set forth on the signature pages hereto opposite the signature block of the Party to receive such notice or to such other address as may be designated in writing, in the same manner, by such Party.

Section 7.4 Entire Agreement.

This Agreement and each of the Ancillary Documents constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof, and supersedes all prior written agreements, arrangements and understandings, oral or written, between the Parties with respect to such subject matters.  The provisions of this Agreement shall be construed according to their fair meaning and neither for nor against any Party hereto, irrespective of which Party caused such provisions to be drafted.  Each of the Parties acknowledges that it has been represented by an attorney in connection with the preparation and execution of this Agreement and each of the Ancillary Documents.  No Party shall have any legal obligation to enter into the Transactions unless and until this Agreement shall have been executed and delivered by each of the Parties.

Section 7.5 Third-Party Beneficiaries.

Except as provided in Articles IV and VI, nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Parties and their respective successors and permitted assigns any rights, benefits or remedies of any nature whatsoever.

Section 7.6 Governing Law; Submission to Jurisdiction.

This Agreement and all disputes or controversies arising out of or relating to this Agreement or the Transactions shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to principals of conflicts of laws.  Each Party agrees that it shall bring any litigation with respect to any claim arising out of or related to this Agreement, the Ancillary Documents or the Transactions, exclusively in the United States District Court for the Southern District of New York or any New York State court sitting in New York County (together with the appellate courts thereof, the “Chosen Courts”), and solely in connection with claims arising under this Agreement, the Ancillary Documents or the Transactions (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (b) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (c) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over either Party hereto, (d) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Section 7.3 of this Agreement, although nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by Law and (e) agrees not to seek a transfer of venue on the basis that another forum is more convenient.  Notwithstanding anything herein to the contrary, (a) nothing in this Section 7.6 shall prohibit any Party from seeking or obtaining orders for conservatory or interim relief from any court of competent jurisdiction and (b) each Party agrees that any judgment issued by a Chosen Court may be recognized, recorded, registered or enforced in any jurisdiction in the world and waives any and all objections or defenses to the recognition, recording, registration or enforcement of such judgment in any such jurisdiction.

Section 7.7 Waiver of Trial by Jury

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR ANY ANCILLARY DOCUMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY ANCILLARY DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY ANCILLARY DOCUMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (c) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (d) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH ANCILLARY DOCUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.8 Assignment; Successors.

This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, legal representatives and permitted assigns.  Notwithstanding the foregoing, no Party may assign or delegate, in whole or in part (whether by operation of law or otherwise), this Agreement or any of its rights or obligations under this Agreement without the prior written consent of the other Party, and any assignment or delegation without such prior written consent shall be null and void ab initio.

Section 7.9 Headings.

All heading references contained in this Agreement (including in the table of contents) are for convenience purposes only and shall not be deemed to limit or affect any of the provisions of this Agreement.

Section 7.10 Severability

 The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction; provided, that, if any one or more of the provisions contained in this Agreement shall be determined to be excessively broad as to activity, subject, duration or geographic scope, it shall be reformed by limiting and reducing it to the minimum extent necessary, so as to be enforceable under applicable Law.

Section 7.11 Specific Performance.

The Parties hereby acknowledge and agree that the failure of any Party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to consummate the Transactions, will cause irreparable injury to the other Party for which damages, even if available, will not be an adequate remedy.  Accordingly, each Party hereby consents to the issuance of injunctive relief by the Chosen Courts to compel performance of such Party’s obligations and to the granting by the Chosen Courts of the remedy of specific performance of its obligations hereunder.

Section 7.12 Counterparts

 This Agreement may be executed in counterparts, all of which shall be considered one and the same instrument, and shall become effective when one or more counterparts have been signed by each Party and delivered to the other Party.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed as of the date first written above.

APPLIED MINERALS, INC. By: ____________________________	Address for Notices: 55 Washington Street – Suite 301, Brooklyn, N.Y. 11201, Attention William Gleeson, General Counsel

Name: __________________________

Title: ___________________________

_______________________________

Information for Notices:

Address:

__________________________

__________________________

__________________________

Telephone:   _______________

Facsimile:    _______________

Email:          _______________

Attention:    _______________

Investment Amount: $

No of Shares:

No. of Warrant Shares issuable on exercise of Warrants

(No. of Warrants times .25)

Signature Page to Investment Agreement

APPENDIX A

Definitions

“Affiliates” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such subject Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Ancillary Documents” means Registration Rights Agreement, Warrants and any other agreements, certificates or other documents delivered in relation hereto or thereto.

“Certificate of Incorporation” means the Certificate of Incorporation of the Issuer (as the same be amended, restated, supplemented or otherwise modified from time to time).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Person” means shall be construed broadly and shall include an individual, a trust, a corporation, a partnership, an association, a joint venture, a limited liability company, a joint stock company, an unincorporated organization and a Government Authority.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Transactions” means the transactions contemplated by this Agreement and the Ancillary Documents.

EXHIBIT A

Warrant

EXHIBIT B

Registration Rights Agreement